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                                                                    EXHIBIT 23.2
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference this Registration Statement on Form S-8 of our report dated July 28, 1998 appearing on page 35 of Indentix Incorporated's Annual Report on Form 10-K/A for the year ended June 30, 1998.


/s/ PricewaterhouseCoopers LLP
San Jose, California
May 4, 1999